NATIONWIDE VARIABLE INSURANCE TRUST
NVIT American Funds Asset Allocation Fund

Supplement dated August 11, 2023
to the Summary Prospectus dated May 1, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the table under the section entitled “Portfolio Managers” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service
Alan N. Berro	Partner – Capital World Investors, a division of Capital Research	Since 2000
David A. Daigle	Partner – Capital Fixed Income Investors, a division of Capital Research	Since 2009
John R. Queen	Partner – Capital Fixed Income Investors, a division of Capital Research	Since 2016
Jin Lee	Partner – Capital World Investors, a division of Capital Research	Since 2018
Emme Kozloff	Partner – Capital World Investors, a division of Capital Research	Since 2021
Justin Toner	Partner – Capital World Investors, a division of Capital Research	Since 2023

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE